Exhibit 99.3

NASDAQ: CELH ROADSHOW PRESENTATION September 2019

This presentation may contain statements that are not historical facts and are considered forward looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on our management’s current beliefs, expectations and assumptions about future events, conditions and results and on information currently available to us. Discussions containing these forward - looking statements may be found, among other places, in the Sections entitled “Business Overview,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference from our most recent Annual Report on Form 10 - K and in our subsequent Quarterly Reports on Form 10 - Q, as well as any amendments thereto, filed with the SEC. These forward looking statements contain projections of Celsius Holdings’ future results of operations and the anticipated acquisition of Func Food Group Oyj and/or financial position, or state other forward - looking information. In some cases you can identify these statements by forward - looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” “would,” or similar words. You should not rely on forward - looking statements since Celsius Holdings’ actual results may differ materially from those indicated by forward - looking statements as a result of a number of important factors. These factors include, but are not limited to: general economic and business conditions; our business strategy for expanding our presence in our industry; anticipated trends in our financial condition and results of operation; the impact of competition and technology change; existing and future regulations affecting our business; the ability to promptly and effectively integrate our business with that of Func Food Group Oyj; and other risks and uncertainties discussed in the reports Celsius Holdings has filed previously with the Securities and Exchange Commission. Celsius Holdings does not intend to and undertakes no duty to update the information contained in this presentation. All information presented for quarterly periods is unaudited. This presentation includes financial information prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), as well as other financial measures referred to as non - GAAP. Management considers GAAP financial measures as well as such non - GAAP financial information in its evaluation of the Company’s financial statements and believes these non - GAAP measures provide useful supplemental information to assess the Company’s operating performance and financial position. These non - GAAP measures should be viewed in addition to, and not in lieu of, the Company’s diluted earnings per share, operating performance and financial measures as calculated in accordance with GAAP. 2

Key Management Executive Management EDWIN NEGRON - CARBALLO – CFO • Joined Celsius in 2018 • Over 30 years of domestic and international financial and operational experience • Previously worked at Concurrent Manufacturing Solutions, Sodexo S.A., Tyco Healthcare - Latin America, Energizer Battery, Frito - Lay and KPMG - Peat Marwick • Member of the Board of Directors of BAS, S.A. • Named Top 25 Hispanic Business Corporate Elite • B.S Degree in Accounting from Louisiana State, MBA the John M. Olin School of Business at Washington University in St. Louis; Certified Public Accountant JOHN FIELDLY – PRESIDENT & CEO • Joined Celsius in 2012 • Over 20 years of broad financial and operational experience with extensive consumer goods background • Held leadership roles at Lebhar - Friedman, a B2B Media Company that served the retail industry • Began his career in retail within FDM channel through various leadership roles with the Eckerd Corporation; supported the sale to CVS in 2004 • B.S in Accounting from University of South Florida; Certified Public Accountant 3

Issuer: Celsius Holdings, Inc. (NASDAQ: CELH) Transaction: Follow - On Equity Offering Targeted Offering Size: $25 million of primary shares Over - Allotment Option: 15% for 30 days, all primary Use of Proceeds: Approximately $15.1 million (1) for cash consideration in acquisition of Func Food, general corporate purposes Lock - up: 90 days Expected Pricing: Week of September 9, 2019 Underwriting Syndicate: Sole Bookrunner: B. Riley FBR Co - Managers: TBD Sources Uses Equity Offering $25.0MM Acquisition of Func Food $24.6MM (3) Assumption of Func Food Debt (2) 9.5MM Fees 1.8MM Other Transaction Expenses 0.5MM Cash to the Balance Sheet 7.6MM Total $34.5MM Total $34.5MM (1) €13.5 million cash consideration converted to USD at 1.120 (2) €8.5 million converted to USD at 1.120 (3) Comprised of assumption of €8.5 million of debt and €13.5 million cash, converted to USD at 1.120 Summary Terms Sources & Uses Transaction Summary 4

Investment Considerations

Key Investment Highlights

1 **Disruptive, Proven, & Proprietary Negative Calorie Beverage**
Celsius – backed by multiple clinical / university studies – is the only functional drink that burns calories, reduces fat and increases metabolism[(1)]

2 **Innovative & Expanding Portfolio Capitalizing on the Health & Wellness Movement**
Consumers are rapidly leaving artificial and sugary soft drinks and other traditional categories. Functional beverages have emerged as the fastest-growing category in the beverage industry

3 **Strong recent momentum and growth trajectory**
3-year 45% revenue CAGR – Celsius is exceeding competitors growth rate by 4.3x – with Q2 2019 revenue up 73% YoY

4 **Expanding Channels of Trade**
Strong sell-throughs and expanded offerings with the biggest & best retailers in the grocery, nutrition & drug store channels including Target, CVS, and Rite Aid. Expanding top-tier distributor and wholesaler network including Anheuser Busch, Keurig Dr. Pepper, and the recent launch with Big Geyser. Fast growing nationwide vending channel and a robust e-commerce channel, including Amazon Prime distribution

5 **Significant Brand Awareness**
Increased marketing effort has significantly enhanced Celsius positioning as the frontrunner for the healthy, functional alternative to conventional energy drinks appealing to a broad consumer demographic

6 **Acquisition to Fuel Global Growth**
Func deal solidifies leading position in the Nordics while opening the distribution channel to the rest of Europe and bringing an entirely new product offering with the innovative Fast Bar business

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(1) Marketing claims validated by the National Advertising Division of the Better Business Bureau

CELSIUS’® proprietary MetaPlus® formula, including green tea with EGCG, ginger and guarana seed, turns on thermogenesis, a process that boosts your body’s metabolic rate.†* Drinking CELSIUS® prior to fitness activities is proven to energize, accelerate metabolism, burn body fat and calories. †* †* Celsius alone does not produce weight loss in the absence of a healthy diet and moderate exercise. In a 10 week clinical study published in the Journal of International Society of Sports Nutrition, with sedentary men and women, the group who drank one Celsius per day experienced significantly better results Proprietary Formulation 6

Product Offering

PRODUCT PORTFOLIO


CELSIUS
SPARKLING
ORANGE

Celsius Originals (77% of 2018 Revenue)

Celsius is a Fitness Drink which has been clinically proven to accelerate metabolism and burn Calories & bodyfat while providing healthy energy

Available in both sparkling and non-carbonated flavors, Celsius is an ideal pre-workout drink and also serves as a refreshing alternative to coffee and other caffeinated drinks

Flavors: *Sparkling Orange, Sparkling Watermelon, Sparkling Wild Berry, Sparkling Cola, Sparkling Grape Rush, Sparkling Kiwi Guava, Sparkling Fuji Apple Pear, Peach Mango Green Tea, Raspberry Acai Green Tea*


CELSIUS
SPARKLING
GRAPEFRUIT

Celsius Sweetened with Stevia (5% of 2018 Revenue)

Celsius first line extension is both naturally sweetened and naturally caffeinated

Celsius Stevia line is available in sparking and non-carbonated flavors and contains the same proprietary formula proven to accelerate metabolism, burn body fat and provide healthy energy

Flavors: *Sparkling Cucumber Lime, Sparking Grapefruit, Sparking Orange Pomegranate, Watermelon Berry*


CELSIUS
14 PKS

Celsius On-The-Go (3% of 2018 Revenue)

Celsius is available in a powder stick as a grab & go option for healthy energy anytime, anywhere

Celsius On-The-Go packets are poured into water and the consumer is able to enjoy the same delicious taste that delivers the same proven functional benefits as traditional Celsius drinks

Flavors: *Orange, Berry, Coconut, Cranberry Lemon*


CELSIUS
HEAT
300mg CAFFEINE
2000mg L-CITRULLINE

Celsius Heat (14% of 2018 Revenue)

Celsius Heat is a great-tasting carbonated pre-workout that contains 2,000mg of L-citrulline and 300mg of caffeine

Celsius Heat has been designed to deliver the additional boost you need from your pre-workout drink and contains the clinically proven MetaPlus formula found in the original Celsius lines

Flavors: *Inferno Punch, Blueberry Pomegranate, Cherry Lime, Strawberry DragonFruit, Orangesicle*

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Trends: The Big Picture Overview • Functional beverages have emerged as the fastest - growing category in the beverage industry – a now firmly established trend • Busier lifestyles and a focus on health and wellness are driving the need for convenient alternatives that give consumers a way to manage their well - being while they’re on the go • Consumers are increasingly seeking new alternative beverages that help them achieve and maintain their health and wellness goals • Celsius’ broad consumer demographic allows product to be distributed across more channels – including big - box retail, convenience, grocery, drug - store, fitness, health and wellness, and vitamin specialty – than any other functional or energy beverage Masses are leaving artificial or sugary carbonated drink and other categories in droves Pioneering Position: Fitness Drink Conventional Energy Healthier Energy Healthy, Functional Energy Functional 8

• The Company is outpacing the category growth in the convenience channel by a measure of 4.3x • Per the latest SPIN 52 - week ending August 11, 2019 convenience scan data brand Celsius grew 39.5% YoY and is ranked one of the top 14 brands in the category with only an All - Commodity Volume (“ACV”) (1) up 10.9%, that’s all accumulated volume • Validating the strong demand by their portfolio Celsius’ Financial Positioning $17.2 $22.8 $36.2 $52.6 $7.0 $9.7 $15.4 $21.1 40.9% 42.7% 42.7% 40.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 FY2015 FY2016 FY2017 FY2018 Revenue Gross Profit % Margin CAGR: ~45.1% (1) ACV represents the total annual sales volume of retailers that can be aggregated from individual store - level up to larger geographical sets Long - Term Revenue Growth Commentary 9

Route to Market – Strong Customer Base Increasing Penetration Across Major Distribution Channels 10

Route to Market - Distribution / Wholesale Network Foundation Key distributors & wholesalers 11

Established Brand Positioning Increasing Brand Awareness • Tough Mudder – 23 cities, 161,000 attendees • 93% of attendees are sampled +15MM Social Media impressions • Influencer Program : National reach to extend over 55MM followers and over 100MM impressions in 2019 • Demos : Estimating to sample 175,000 consumers in 2019 • Marketing: Allocated 2,500 demos for 2019 • Media : Integrated targeted Digital and Social Media campaigns 12

Build upon the current product lines with new flavor launches Expansion of products into adjacent categories Introduce new products to the marketplace Short - term Innovation Pipeline Domestic Growth Strategy • Focused • Disciplined • Result Orientated • Purpose Driven • Improve margins • Data Analytics • Operational Focus • Transform For Scale • Build Brand Equity • Increase Portfolio Breath • Channel Expansion • ACV Gains 13

Growing Global Expansion Partners with defined territories which currently provide marketing and sales support within their respective territory Asia Distribution Partners • Hong Kong launched through A.S. Watson Water distributors in 2017 • China market transitioned to recently closed nationwide distribution agreement with Qifeng Food Technology (Beijing) Co. Ltd • Celsius will receive over $19 million between 2019 and 2023, including $12.25 million in repayment of invested capital and $6.9 million from the royalty license fee • In 2024, agreement will transition to a 2% - 3% volume - based royalty fee dependent on volume • The China agreement creates a risk - mitigated method of capturing market share European Distribution Partners • Func Food distribution relationship launched Celsius in Nordics and provides a playbook for further European expansion • Celsius is best - selling fitness drink in Sweden • Finland expansion launched in 2016 accelerates growth • Norway launch February of 2018 • Since product launch in Norway, the business is still in an emerging phase and the Company expects overall net revenue to grow as market share is captured 14

Acquisition Overview

Overview of Func Food

- Func Food Group (”FFG”) is a Nordic wellness company that markets and distributes beverages, protein bars, supplements and superfoods under the brands Celsius, FAST, CocoVi and FitFarm in Finland, Sweden, and Norway
- Fast products is a market leader in Finland and has begin tapping into Sweden
- FitFarm / Cocovi is a well established player in superfoods and other supplements

Transaction Statistics

Transaction Value[(1)]:	$24.6MM
Consideration Type:	61% Cash / 39% Note
Transaction Value / LTM[(2)] Revenue:	1.0x

Transaction Highlights

- The target audience of Celsius overlaps with that of Func Foods´ convenience portfolio, giving the combined company an opportunity to capitalize on a broader revenue base with zero cannibalization
- The acquisition and industry as a whole is supported by solid fundamentals and global trends

Select Retail Partners

FINLAND

SWEDEN

NORWAY

(1) Approximate conversion of €13.5 million cash consideration and €8.5 million of Reinstated Bonds converted to USD at a rate of 1.120

(2) Approximately $25.6 million of incremental LTM revenue as of 6/30/2019

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Transaction Rationale A number of synergies and other benefits underline the acquisition A combined business would enable higher gross margins and much stronger in - market investments to drive expansion across Europe before broader brand and market consolidation takes place The combined business will enable more significant investments in coolers and other fixtures enabling faster market entry Func Food is well connected to the European nutrition market – enabling quick access to distributors and customers in new European markets Func Food already operates a multi - market supply chain and the combined entity would benefit from central production planning and joint filling runs for new markets Func Food sources the majority of convenience products from leading manufacturers in continental Europe which would enable the creation of logistics synergies for new markets together with Celsius’ production in central Europe Func Food has built a unique marketing platform for the Nordics, the mechanics of which could be quickly expanded to Europe at reasonable cost Expansion portfolio in line with market potential as FAST brings new additional revenue streams and growth potential 16

Transaction Rationale (Cont.) Market Overview (1) • Sports nutrition is moving from traditional products (protein powders) towards specific products for mainstream customers and lifestyle users • According to statistics, more than half of all European consumers plan to improve their health through food and beverages • Most companies are small, local and focusing on only one category and lack growth capability, category management, management resources and sources of funding Market Splits By Product Type & Geography 45% 31% 15% 8% Protein powder Non - protein (amoin, creatine etc) Non - protein bars Ready - to - drink protein 37% 13% 11% 7% 7% 5% 20% UK Eastern Europe Germany Italy Sweden France Rest of W. Europe Sports Nutrition Market - Europe 2.0 2.2 2.5 2.8 3.0 3.0 2016 2017 2018 2019 2020 2021 12.0% 8 .0% USDbn Energy Drink Market - Global USDbn 45.9 49.3 52.8 56.5 60.4 64.7 69.2 74.1 79.2 84.8 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 ~7.0% (1) Sources: Euromonitor, Nutraceuticals World, Mordorintelligence, CBI, Grand View Research. 17

$8 $9 $17 $9 $14 $23 $12 $24 $36 $14 $39 $53 $0 $10 $20 $30 $40 $50 $60 International Domestic Full Company In Millions 2015 2016 2017 2018 Financial Profile YoY Celsius Financial Performance Despite some seasonality & International orders, business reflects an overall continued growth CAGR: ~13% CAGR: ~63% CAGR: ~45% Growth Trends in Revenue By Quarter (Unaudited) $2.7 $4.0 $3.8 $3.5 $4.8 $6.6 $5.9 $6.7 $8.1 $8.5 $11.4 $11.0 $11.4 $14.4 $1.0 $2.2 $2.8 $2.8 $1.3 $3.6 $4.9 $2.4 $4.0 $0.8 $5.2 $3.6 $3.1 $1.7 $3.7 $6.2 $6.6 $6.3 $6.1 $10.2 $10.8 $9.1 $12.1 $9.3 $16.6 $14.6 $14.5 $16.1 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 U.S Int. 18

Celsius Financial Performance (cont’d) Growth Margin Profile Strong gross margin profile and highly scalable business model • At current size, generating operating losses • Gross profit profile allows for meaningful operations margins at scale • Competitors such as Monster, exclude out - bound freight as part of cost of sales, when profits are “normalized” on a comparable basis, Celsius Margins are approximately 50% Gross Profit “Normalization” by Year 43.0% 40.0% 51.8% 50.4% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 2017 2018 As Reported W/O Freight 19 41.1% 49.8% 0.0% 20.0% 40.0% 60.0% YTD As of 6/30/19 As Reported W/O Freight

Celsius Financial Performance (cont'd)

Adjusted Results

($ in 000's, USD)	2018				YTD June 2019			
	CELH	Func[2]	Adj.	CELH-Adj	CELH	Func[2]	Adj.	CELH-Adj
Revenues	**$52,604.0**	**$37,000.7**	**($9,239.3)**	**$80,365.4**	**$30,607.6**	**$19,330.0**	**($4,261.0)**	**$45,676.6**
COGS	31,543.6	27,446.8	(9,151.0)	49,839.3	18,020.5	15,326.1	(4,531.8)	28,814.7
Gross Profit	**21,060.4**	**9,553.9**	**(88.3)**	**30,526.0**	**12,587.1**	**4,003.9**	**270.9**	**16,861.8**
% of Revenues	*40.0%*	*25.8%*		*38.0%*	*41.1%*	*20.7%*		*36.9%*
Operating Expenses	31,701.1	17,414.5	-	49,115.6	14,217.8	8,171.8	-	22,389.6
% of Revenues	*60.3%*	*47.1%*		*61.1%*	*46.5%*	*42.3%*		*49.0%*
Operating Income	**(10,640.7)**	**(7,860.5)**	**(88.3)**	**(18,589.5)**	**(1,630.7)**	**(4,168.0)**	**270.9**	**(5,527.8)**
% of Revenues	*(20.2%)*	*(21.2%)*		*(23.1%)*	*(5.3%)*	*(21.6%)*		*(12.1%)*
Impairments-Inventory		2,896.5		2,896.5		2,213.3		2,213.3
Restructuring		1,413.8		1,413.8		452.1		452.1
Stock Based Compensation	4,294			4,294.0	2,454.0			2,454.0
Legal Settlement	1,020			1,020.0				0.0
Net Asia Investment	7,193			7,193.0				0.0
All Other Non-Cash/One Timers	320	4,252		4,571.9	39.8	2,047.7		2,087.5
Adj. EBITDA[1]	**$2,186.0**	**$702.0**	**($88.3)**	**$2,799.7**	**$863.1**	**$545.1**	**$270.9**	**$1,679.1**
% of Revenues	*4.2%*	*1.9%*		*3.5%*	*2.8%*	*2.8%*		*3.7%*

(1) Adjusted EBITDA excludes one-time charges-impairments, non-cash items and stock-based compensation

(2) The financials for Func Foods are unaudited, based on IFRS & translated at spot rate of 1.120 EUR/USD. As such, the adjusted results included herein are estimates based on management's best estimates and judgments and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially.

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Celsius Capitalization Summary Capitalization Table 21 ($ in 000's, USD) Actual Adj. As Adj. Cash 4,831.7 8,620.2 13,451.9 Total Debt 9,471.5 48.5 9,520.0 Stockholders Equity: - - - Common stock, $0.001 par value; 75,000,000 shares authorized, 57,371,187 and 57,002,508 shares issued and outstanding at June 30, 2019 and December 31, 2018, respectively 57.4 9.5 66.9 Additional paid-in capital 87,921.7 34,714.8 122,636.5 Retained earnings (deficit) (63,197.4) (2,368.5) (65,565.9) Accumulated other comprehensive loss (23.3) - (23.3) Total stockholders’ equity 24,758.4 32,355.8 57,114.2 Total capitalization 34,229.9 32,404.3 66,634.2 As of June 30, 2019

Key Investors Horizons Ventures: investment arm of Mr. Li Ka - Shing. Asia’s wealthiest individual. Assets include over 15,000 health & beauty retail locations Former Founder and Chairman of ReXall Sundown Inc. which he built into the world’s leading nutritional supplement supplier, sold for $1.8 billion in 2000 22

INVESTOR RELATIONS COMPANY CONTACTS John Fieldly, CEO Celsius Holdings, Inc. 561.276.2239 jfieldly@celsius.com Edwin Negron , CFO Celsius Holdings, Inc. 561.900.2351 enegron@celsius.com Cameron Donahue, Partner Hayden IR 651.653.1854 cameron@haydenir.com VISIT OUR NEW INVESTOR WEBSITE: CELSIUSHoldingsINC.COM CELSIUS HOLDINGS, INC.